Exhibit 8.1

ATLAS CORP.

SUBSIDIARIES

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
1.	Atlas Corp.	Republic of Marshall Islands	NYSE Listed (Various Shareholders)
2.	Seaspan Corporation	Republic of Marshall Islands	Atlas Corp. owns 100%
3.	Seaspan Management Services Limited	Bermuda	Seaspan Corporation owns 100%
4.	Seaspan Advisory Services Limited	Bermuda	Seaspan Management Services Ltd. owns 100%
5.	Seaspan Ship Management Ltd.	British Columbia	Seaspan Management Services Ltd. owns 100%
6.	Seaspan Capital Ltd.	British Columbia	Seaspan Ship Management owns 100%
7.	Seaspan Crew Management Ltd.	Bahamas	Seaspan Ship Management Ltd. owns 100%
8.	Seaspan Crew Management India Private Limited	India	Seaspan Ship Management Ltd. owns 0.01% and Seaspan Crew Management Ltd. owns 99.99%
9.	Seaspan Investment I Ltd.	Republic of Marshall Islands	Seaspan Corporation owns 100%
10.	Seaspan YZJ 983 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
11.	Seaspan YZJ 985 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
12.	Seaspan 1037 Ltd. (ex Seaspan YZJ 993 Ltd)	Republic of Marshall Islands	Seaspan Corporation owns 100%
13.	Seaspan Holding 140 Ltd.	Republic of Marshall Islands	Seaspan Corporation owns 100%
14.	Seaspan 140 Ltd.	Republic of Marshall Islands	Seaspan Holding 140 Ltd. owns 100%
15.	Seaspan (Asia) Corporation	Republic of Marshall Islands	Seaspan Corporation owns 100%
16.	Seaspan Containership 2180 Ltd.	Republic of Marshall Islands	Seaspan (Asia) Corporation owns 100%
17.	Seaspan Containership 2181 Ltd.	Republic of Marshall Islands	Seaspan (Asia) Corporation owns 100%
18.	Seaspan Containership S452 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
19.	Rio Grande Express Trust	Delaware	Seaspan Corporation
20.	Seaspan Holdco I Ltd.	Republic of Marshall Islands	Seaspan Corporation owns 100%
21.	Seaspan Holdco II Ltd.	Republic of Marshall Islands	Seaspan Corporation owns 100%
22.	Seaspan Holdco III Ltd.	Republic of Marshall Islands	Seaspan Corporation owns 100%
23.	Seaspan Holdco IV Ltd.	Republic of Marshall Islands	Seaspan Corporation owns 100%
24.	Seaspan Holdco VI Ltd.	Republic of Marshall Islands	Seaspan Corporation
25.	Seaspan Holdco VII Ltd.	Republic of Marshall Islands	Seaspan Corporation
26.	Seaspan Holdco VIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
27.	Seaspan Holdco IX Ltd.	Republic of Marshall Islands	Seaspan Corporation
28.	Seaspan Holdco X Ltd.	Republic of Marshall Islands	Seaspan Corporation
29.	Seaspan Holdco XI Ltd.	Republic of Marshall Islands	Seaspan Corporation
30.	Seaspan Holdco XII Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
31.	Seaspan Holdco XIII Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
32.	Seaspan Holdco XIV Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
33.	Seaspan Holdco XV Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
34.	Seaspan Holdco XVI Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
35.	Seaspan Holdco XVII Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
36.	Seaspan Holdco XVIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
37.	Seaspan Holdco XIX Ltd.	Republic of Marshall Islands	Seaspan Corporation
38.	Seaspan Holdco XX Ltd.	Republic of Marshall Islands	Seaspan Corporation
39.	Seaspan Holdco XXI Ltd.	Republic of Marshall Islands	Seaspan Corporation
40.	Seaspan Holdco XXII Ltd.	Republic of Marshall Islands	Seaspan Corporation
41.	Seaspan Holdco XXIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
42.	Seaspan Holdco XXIV Ltd. (ex Seaspan 1544 Ltd.)	Republic of Marshall Islands	Seaspan Corporation
43.	Seaspan Holdco XXV Ltd.	Republic of Marshall Islands	Seaspan Corporation
44.	Seaspan Holdco XXVI Ltd.	Republic of Marshall Islands	Seaspan Corporation
45.	Seaspan Holdco XXVII Ltd.	Republic of Marshall Islands	Seaspan Corporation
46.	Seaspan Holdco XXVIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
47.	Seaspan Holdco XXIX Ltd.	Republic of Marshall Islands	Seaspan Corporation
48.	Seaspan Holdco XXX Ltd.	Republic of Marshall Islands	Seaspan Corporation
49.	Seaspan Holdco XXXI Ltd.	Republic of Marshall Islands	Seaspan Corporation
50.	Seaspan Holdco XXXII Ltd.	Republic of Marshall Islands	Seaspan Corporation
51.	Seaspan Holdco XXXIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
52.	Seaspan Holdco XXXIV Ltd.	Republic of Marshall Islands	Seaspan Corporation
53.	Seaspan Holdco XXXV Ltd.	Republic of Marshall Islands	Seaspan Corporation
54.	Seaspan Holdco XXXVI Ltd.	Republic of Marshall Islands	Seaspan Corporation
55.	Seaspan Holdco XXXVII Ltd.	Republic of Marshall Islands	Seaspan Corporation
56.	Seaspan Holdco XXXVIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
57.	Seaspan Holdco XXXIX Ltd.	Republic of Marshall Islands	Seaspan Corporation
58.	Seaspan Holdco XL Ltd.	Republic of Marshall Islands	Seaspan Corporation
59.	Seaspan Holdco XLI Ltd.	Republic of Marshall Islands	Seaspan Corporation
60.	Seaspan Holdco XLII Ltd.	Republic of Marshall Islands	Seaspan Corporation
61.	Seaspan Holdco XLIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
62.	Seaspan Holdco XLIV Ltd.	Republic of Marshall Islands	Seaspan Corporation
63.	Seaspan Holdco XLV Ltd.	Republic of Marshall Islands	Seaspan Corporation

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
64.	Seaspan Holdco XLVI Ltd.	Republic of Marshall Islands	Seaspan Corporation
65.	Seaspan Holdco XLVII Ltd.	Republic of Marshall Islands	Seaspan Corporation
66.	Seaspan Holdco XLVIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
67.	Seaspan Holdco XLIX Ltd.	Republic of Marshall Islands	Seaspan Corporation
68.	Seaspan Holdco L Ltd.	Republic of Marshall Islands	Seaspan Corporation
69.	Seaspan Holdco LI Ltd.	Republic of Marshall Islands	Seaspan Corporation
70.	Seaspan Holdco LII Ltd.	Republic of Marshall Islands	Seaspan Corporation
71.	Seaspan Holdco LIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
72.	Seaspan Holdco LIV Ltd.	Republic of Marshall Islands	Seaspan Corporation
73.	Seaspan Holdco LV Ltd.	Republic of Marshall Islands	Seaspan Corporation
74.	Seaspan Holdco LVI Ltd.	Republic of Marshall Islands	Seaspan Corporation
75.	Seaspan Holdco LVII Ltd.	Republic of Marshall Islands	Seaspan Corporation
76.	Seaspan Holdco LVIII Ltd.	Republic of Marshall Islands	Seaspan Corporation
77.	Seaspan Containership 145 Ltd.	Republic of Marshall Islands	Seaspan Corporation
78.	Seaspan Containership 146 Ltd.	Republic of Marshall Islands	Seaspan Corporation
79.	Seaspan Containership 147 Ltd.	Republic of Marshall Islands	Seaspan Corporation
80.	Seaspan 696C Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
81.	Seaspan 716C Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
82.	Seaspan 717C Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
83.	Seaspan 718C Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
84.	Seaspan 719C Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
85.	Seaspan 720C Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
86.	Seaspan 721C Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
87.	Seaspan 722C Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
88.	Seaspan 993 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
89.	Seaspan 1105 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
90.	Seaspan 1539 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
91.	Seaspan 1540 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
92.	Seaspan 1541 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
93.	Seaspan 1542 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
94.	Seaspan 1543 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
95.	Seaspan 1550 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
96.	Seaspan 1551 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
97.	Seaspan 1552 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
98.	Seaspan 1566 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
99.	Seaspan 1568 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
100.	Seaspan 1854 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
101.	Seaspan 1855 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
102.	Seaspan 2177 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
103.	Seaspan 2638 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
104.	Seaspan 2640 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
105.	Seaspan 2180 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
106.	Seaspan 2181 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
107.	Seaspan 3278 Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
108.	Greater China Intermodal Investments LLC	Republic of Marshall Islands	Seaspan Investment I Ltd.
109.	GC Intermodal Holding Company I, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
110.	GC Intermodal Intermediate Holding Company I, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company I, Ltd.
111.	GC Intermodal I, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
112.	GC Intermodal Holding Company II, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
113.	GC Intermodal Intermediate Holding Company II, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company II, Ltd.
114.	GC Intermodal II, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company II, Ltd.
115.	GC Intermodal Holding Company III, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
116.	GC Intermodal Intermediate Holding Company III, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company III, Ltd.
117.	GC Intermodal III, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company III, Ltd.
118.	GC Intermodal Holding Company IV, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
119.	GC Intermodal Intermediate Holding Company IV, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company IV, Ltd.
120.	GC Intermodal IV, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
121.	GC Intermodal Holding Company V, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
122.	GC Intermodal Intermediate Holding Company V, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company V, Ltd.

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
123.	GC Intermodal V, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
124.	GC Intermodal Holding Company VI, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
125.	GC Intermodal Intermediate Holding Company VI, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company VI, Ltd.
126.	GC Intermodal VI, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
127.	GC Intermodal Holding Company IX, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
128.	GC Intermodal Intermediate Holding Company IX, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company IX, Ltd.
129.	GC Intermodal IX, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
130.	GC Intermodal Holding Company X, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
131.	GC Intermodal Intermediate Holding Company X, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company X, Ltd.
132.	GC Intermodal X, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
133.	GC Intermodal Holding Company XI, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
134.	GC Intermodal Intermediate Holding Company XI, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XI, Ltd.
135.	GC Intermodal XI, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
136.	GC Intermodal Holding Company XII, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
137.	GC Intermodal Intermediate Holding Company XII, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XII, Ltd.
138.	GC Intermodal XII, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company XII, Ltd.
139.	GC Intermodal Holding Company XIV, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
140.	GC Intermodal Intermediate Holding Company XIV, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XIV, Ltd.
141.	GC Intermodal XIV, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company XIV, Ltd.
142.	GC Intermodal Holding Company XV, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
143.	GC Intermodal Intermediate Holding Company XV, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XV, Ltd.
144.	GC Intermodal XV, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
145.	GC Intermodal Holding Company XVI, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
146.	GC Intermodal Intermediate Holding Company XVI, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XVI, Ltd.
147.	GC Intermodal XVI, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
148.	GC Intermodal Holding Company XVII, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
149.	GC Intermodal Intermediate Holding Company XVII, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XVII, Ltd.
150.	GC Intermodal XVII, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company XVII, Ltd.
151.	GC Intermodal Holding Company XIX, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
152.	GC Intermodal Intermediate Holding Company XIX, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XIX, Ltd.
153.	GC Intermodal XIX, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
154.	GC Intermodal Holding Company XX, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
155.	GC Intermodal Intermediate Holding Company XX, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XX, Ltd.
156.	GC Intermodal XX, Ltd.	Republic of Marshall Islands	Seaspan Holdco III owns 100%
157.	GC Intermodal Holding Company XXI, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
158.	GC Intermodal Intermediate Holding Company XXI, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XXI, Ltd.
159.	GC Intermodal XXI, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company XXI, Ltd.
160.	GC Intermodal Holding Company XXIV, Ltd.	Republic of Marshall Islands	Greater China Intermodal Investments LLC
161.	GC Intermodal Intermediate Holding Company XXIV, Ltd.	Republic of Marshall Islands	GC Intermodal Holding Company XXIV, Ltd.
162.	GC Intermodal XXIV, Ltd.	Republic of Marshall Islands	GC Intermodal Intermediate Holding Company XXIV, Ltd.
163.	GC Intermodal Operating Company	Republic of Marshall Islands	Greater China Intermodal Investments LLC
164.	GC Intermodal (HK) Limited	Hong Kong	GC Intermodal Operating Company
165.	Apple Bidco Limited	England	Atlas Corp. owns 100%
166.	APR Energy Limited	England	Apple Bidco Limited owns 100%

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
167.	APR Energy Holdings Limited	England	APR Energy Limited owns 100%
168.	APR Energy, USA	Florida	APR International, LLC owns 100%
169.	APR Energy Australia Pty. Ltd.	New South Wales	APR Energy Holdings Limited owns 100%
170.	Power Rental Asset Co LLC	Florida	APR Energy Holdings Limited owns 100%
171.	Power Rental Asset Co Two LLC	Delaware	Power Rental Asset Co LLC owns 100%
172.	Power Rental Op Co Australia LLC	Delaware	Power Rental Asset Co LLC owns 100%
173.	Power Rental Op Co LLC	Florida	APR Energy Holdings Limited owns 100%
174.	APR Energy (Singapore) Private Limited	Singapore	APR Energy Holdings Limited owns 100%
175.	APR International, LLC	Florida	APR Energy Holdings Limited owns 100%
176.	APR Energy FZE	(Dubai) Jafza	APR International, LLC owns 100%
177.	APR Energy Bangladesh Limited	Bangladesh (Dhaka)	APR Energy Holdings Limited owns 99%, and APR International, LLC owns 1%
178.	APR Energy Spain S.L.U.	Madrid	APR Energy Holdings Limited owns 100%
179.	Falconbridge Services, LLC	Florida	APR International, LLC 100%
180.	APR Energy, LLC	Florida	APR International, LLC owns 100%
181.	APR Energy II LLC	Florida	APR International, LLC owns 100%
182.	APR Energy SRL	Buenos Aires	APR Energy, LLC owns 99.6% and APR Energy II LLC owns .04%
183.	APR Energy Guatemala S.A.	Guatemala City	APR Energy, LLC owns 50% and APR International, LLC owns 50%
184.	PT APR Indonesia	Jakarta	APR Energy, LLC owns .95%; APR International owns 94.05%; and PT Karya Cemerlang Semanan owns 5%
185.	APR Energy MEX S. de R.L. de C.V.	Mexico	APR Energy, LLC owns 99%; and APR International, LLC owns 1%
186.	Power Rental Op Puerto Rico LLC	Puerto Rico	APR Energy Holdings owns 100%